UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2007

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 7, 2007, New Century Financial Corporation (the "Company") filed a Form 8−K with the Securities and Exchange Commission (the "SEC") reporting that the Company’s Board of Directors had concluded that the Company’s previously filed interim financial statements for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006 (collectively, the "Interim Financial Statements"), should be restated to correct errors the Company discovered in its accounting and financial reporting of loan repurchase losses. In connection with the restatement process, the Audit Committee of the Company’s Board of Directors, on the advice of its independent counsel, initiated an independent investigation into the issues giving rise to the Company’s need to restate the Interim Financial Statements, and as previously reported, subsequently expanded the investigation to include issues pertaining to the Company’s valuation of certain residual interests in securitizations in 2006 and prior periods (the "Internal Investigation"). In addition to its independent counsel, the Audit Committee also retained forensic accountants and other professionals (collectively, the "Investigative Team") to assist it in connection with the Internal Investigation.

Based on recent communications with members of the Investigative Team, the Audit Committee has determined that there were errors in the Company’s previously filed annual financial statements for its fiscal year ended December 31, 2005 (the "2005 Financial Statements") with respect to both the accounting and reporting of loan repurchase losses and the Company’s valuation of certain residual interests in securitizations. The Company’s ability to further investigate these matters is constrained as the Company is currently in liquidation proceedings under chapter 11 of the Bankruptcy Code. However, based upon the work performed by the Investigative Team, the Audit Committee and management believe that it is more likely than not that these errors in the aggregate resulted in a material overstatement of pretax earnings in the 2005 Financial Statements. Accordingly, on May 23, 2007, the Company’s Board of Directors concluded, based upon the recommendation of the Audit Committee, that the 2005 Financial Statements should no longer be relied upon.

As the Company is currently in liquidation proceedings under chapter 11 of the Bankruptcy Code, the Company does not expect to complete a restatement of either the 2005 Financial Statements or the Interim Financial Statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

May 24, 2007	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: President and Chief Executive Officer